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                                                                    EXHIBIT 23.3

                              ACCOUNTANTS' CONSENT

The Board of Directors
Bellwether Exploration Company:

     We consent to the use of our reports incorporated herein by reference and to the reference of our firm under the heading "Experts" in the Proxy Statement/Information Statement/Prospectus.

                                          /s/ KPMG LLP

                                          KPMG LLP

Houston, Texas
February 1, 2001